UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2001

                           THE WILLIAM CARTER COMPANY
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             (Exact name of registrant as specified in its charter)

     Massachusetts                 333-22155                     04-1156680
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(State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)             File Number)               Identification No.)

1590 Adamson Parkway, Suite 400, Morrow, Georgia                    30260
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (770) 961-8722

                                 Not applicable
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        (Former name and former address, if changed since last report.)
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Item 5. Other Events

      On July 27, 2001, The William Carter Company (the "Company") announced that it intends to raise approximately $175 million gross proceeds through an offering of Senior Subordinated Notes due 2011. A copy of the Company's press release with respect to the offering is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

             Exhibit No       Description
             ----------       -----------

             99.1             Press Release
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2001                     THE WILLIAM CARTER COMPANY
                                        Registrant

                                        By: /s/ David A. Brown
                                            ------------------------------------
                                        Name:  David A. Brown
                                        Title: Executive Vice President

                                  EXHIBIT INDEX

 Exhibit No        Description
 ----------        -----------

 99.1              Press Release